SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):           21-Dec-01

CREDIT SUISSE FIRST BOSTON
Mortgage Securities Corp.
Mortgage Pass-Through Certificates Series 2001-WM2
(Exact name of registrant as specified in its charter)


Delaware             333-49820-03           13-3320910
(State or Other      (Commission            (I.R.S. Employer
Jurisdiction         File Number)           Identification No.)
of Incorporation)


         11 Madison Avenue
         New York, New York                    10010
         (Address of Principal               (Zip Code)
         Executive Offices)

Registrant's telephone number, including area code      (212) 325-2000


Item 5.  Other Events.

On behalf of Credit Suisse First Boston Mortgage Securities Corp., Trust Series 2001-WM2, Mortgage Pass-Through Certificates, a Trust Washington Mutual created pursuant to the Pooling and Servicing Agreement, dated February 1, 2001 by US Bank, NA, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated           21-Dec-01
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due February 1, 2032.

A.       Monthly Report Information:
         See Exhibit No. 1

B.       Have any deficiencies occurred?   NO.
                     Date:
                     Amount:

C.       Item 1: Legal Proceedings:         NONE

D.       Item 2: Changes in Securities:     NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.       Item 5: Other Information - Form 10-Q, Part II -
         Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

Credit Suisse First Boston Mortgage Securities Corp.
Mortgage Pass-Through Certificates Series 2001-WM2

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Credit Suisse First Boston Mortgage Securities Corp.
Mortgage Pass-Through Certificates Series 2001-WM2

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

          Beginning                          Principal   Remaining  Distribution
Class      Balance     Principal   Interest     Loss      Balance      Date
I-A-1       77946746      11902337   454689           0    66044409  21-Dec-01
I-A-2      136243388      20804136   823137           0   115439252  21-Dec-01
I-A-3        2687819             0    16239           0     2277393  21-Dec-01
I-P           423030         14446        0           0      408584  21-Dec-01
I-S           891693             0     5387           0      748912  21-Dec-01
II-A        29543265       2401574   172336           0    27141691  21-Dec-01
II-S         3061263             0    17857           0     2813568  21-Dec-01
M1           6363783          7242    38276           0     6356541  21-Dec-01
M2           2619796          2981    15757           0     2616815  21-Dec-01
M3           1497026          1704     9004           0     1495323  21-Dec-01
B1           1122770          1278     6753           0     1121492  21-Dec-01
B2            561384           639     3377           0      560745  21-Dec-01
B3            935648          1065     5628           0      934583  21-Dec-01
R                  0             0        0           0           0  21-Dec-01




          Beginning
         Current Prin  Principal             Remaining  Distribution
Class       Amount    Distribution Interest   Balance       Date
I-A-1       677.79779     103.49858  3.95382   574.29921 21-Dec-01
I-A-2       677.79779     103.49858  4.09503   574.29921 21-Dec-01
I-A-3       677.79783       0.00000  4.09503   574.29924 21-Dec-01
I-P         860.19645      29.37418  0.00000   830.82227 21-Dec-01
I-S         696.41189       0.00000  4.20748   584.89976 21-Dec-01
II-A        613.40168      49.86346  3.57818   563.53821 21-Dec-01
II-S        613.01289       0.00000  3.57591   563.41226 21-Dec-01
M1          990.38166       1.12701  5.95687   989.25465 21-Dec-01
M2          990.38166       1.12701  5.95686   989.25465 21-Dec-01
M3          990.38166       1.12701  5.95687   989.25465 21-Dec-01
B1          990.38166       1.12701  5.95686   989.25465 21-Dec-01
B2          990.38164       1.12701  5.95687   989.25463 21-Dec-01
B3          990.38207       1.12702  5.95687   989.25505 21-Dec-01
R             0.00000       0.00000  0.10000     0.00000 21-Dec-01




                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
         Credit Suisse First Boston Mortgage Securities Corp.

                     By: /s/ Sheryl Christopherson
                     Name:         Sheryl Christopherson
                     Title:        Trust Officer
                                   US Bank

         Dated:           31-Dec-01